UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08243

Direxion Funds
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-851-0511

Date of fiscal year end:	October 31, 2016

Date of reporting period:	October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION FUNDS

ANNUAL REPORT OCTOBER 31, 2016

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

Direxion Indexed Commodity Strategy Fund (Consolidated)
Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Direxion Indexed CVT Strategy Fund

Table of Contents

Letter to Shareholders	4
Performance Summary (Unaudited)	8
Expense Example (Unaudited)	11
Expense Example Table (Unaudited)	12
Allocation of Portfolio Holdings (Unaudited)	12
Schedules of Investments	13
Statements of Assets and Liabilities	17
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to the Financial Statements	24
Report of Independent Registered Public Accounting Firm	36
Supplemental Information (Unaudited)	37
Investment Advisory Agreement Approvals (Unaudited)	38
Trustees and Officers	41

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Funds covers the period from November 1, 2015 to October 31, 2016 (the "Annual Period").

Market Review:

The beginning of the Annual Period was characterized by weakness in equities, both domestically and abroad. An economic slowdown in China and Emerging Markets, coupled with speculation over a potential interest rate move by the U.S. Federal Reserve, led to market uncertainty and mixed performance. In mid-December, the U.S. Federal Reserve raised its key interest rate from .25% to .50%, ending an eight-year stretch of easy money. China's devaluation of the Yuan, along with falling commodity prices in the U.S. (energy, metals), was cause for a market selloff. A downtrend precipitated into mid-January leaving the S&P 500 Index with its worst ever four-day start to a year. Optimism surrounding potential stimulus measures by the European Central Bank was enough to temporarily bolster markets; however with crude oil prices dipping below $30 a barrel and U.S. banking stocks selling off, equity markets continued their slide. U.S. markets recovered in February with a rebound of crude oil prices as well as that of financial stocks, and persisted as the U.S. Federal Reserve opted to leave interest rates unchanged at its March meeting. Brexit was the dominating theme of the second quarter of 2016, causing volatility and confusion throughout the quarter, but ultimately leading to only a temporary pullback in equities as the United Kingdom voted to leave the European Union. At the same time, a sharp rise in the Yen caused considerable weakness in Japanese stocks, as the move was seen to negatively affect potential for earnings growth. During the summer, UK and U.S. equities experienced positive performance amid both a somewhat more stable idea of the implications of Brexit, and expectations that the U.S. Federal Reserve would raise rates again before the end of 2016. The calm in the U.S. was jolted in September as the S&P 500 sold off sharply after comments from the Boston Federal Reserve, citing the potential negative implications of any further delay in an additional rate hike by the U.S. Federal Reserve. Japanese equities rebounded into October on a weaker Yen, as Emerging Markets were mixed in advance of the coming U.S. Presidential Election. At home, U.S. equities finished the Annual Period giving back some gains amid a backdrop of political uncertainty.

The majority of the Annual Period was marked with steady bond appreciation. The strength in bonds, and the steepening of the curve, was a bit of a surprise given the lack of any notable returns in the Investment Grade fixed income space in 2015. Emerging Markets debt was also an outperformer. Longer duration treasuries and the lower-rated securities especially enjoyed the most upside during the Annual Period.

Fund Performance Review:

The Direxion Indexed Commodity Strategy Fund (the "Commodity Fund") seeks to match, after expenses, the return of the Auspice Broad Commodity Index, a long/flat commodities index. A long/flat approach allows the Commodity Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures, which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. During the Annual Period, the Auspice Broad Commodity Index returned 6.77%, while the Commodity Fund's Class A returned 5.40%.

The Commodity Fund was relatively flat for the first third of the Annual Period, before rallying in mid-February through early June, returning 10.59% during that time. For the remainder of the Annual Period, the Fund gave back some of those gains, losing -4.70%. In November, the Commodity Fund held one of twelve components of the possible portfolio, which proved beneficial as the Energy, Precious Metals and Agriculture sectors showed continued weakness. Weakness in Energy, and sideways Metals movement, kept the Fund without allocations in those sectors for all December. Within the Softs sector, Sugar continued to move higher and remained the only long weight in the strategy at the end of 2015. Commodities

DIREXION ANNUAL REPORT

started off 2016 in the same falling pattern that ended 2015; the Fund remained without allocations in all sectors in January, with the exception of the Sugar position. After falling 0.74% in January, the Commodity Fund bounced back nicely to post a 0.95% gain in February. The Fund remained without an allocation to the Energy sector through this time. Precious Metals gained strength, and Gold continued its upward trajectory, as the Commodity Fund initiated a long-Gold position early in February for added gains. The Fund added a long position in Soybeans in March to return 0.81% for the month. The Fund gained 3.93% in April, initiating long-positions in Silver, Corn and Wheat, to hold six of twelve possible components. At Period-end, the Commodity Fund held positions in Energies, Metals and Softs; while flat in Grains and Base Materials.

The Direxion Indexed Managed Futures Strategy Fund (the "Managed Futures Fund") seeks to match, after expenses, the return of the Auspice Managed Futures Index, a long/short managed futures index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets while attempting to carefully manage risk. The Auspice Managed Futures Index uses a quantitative methodology to track either long or short positions in a diversified portfolio of twenty-one exchange traded futures, which track the energy, metal, agricultural, interest rate, and currency sectors. It attempts to incorporate dynamic risk management and contract rolling methods to take advantage of price anomalies across different tenors and maturities (expiration dates) of futures contracts. During the Annual Period, the Auspice Managed Futures Index returned 8.45%, while the Managed Futures Fund's Class A returned 6.97%.

The Managed Futures Fund began the Annual Period short all Commodity sectors. The Fund experienced sharp gains during the month of November on comparative weakness in Equities and Metals. Expectations that the U.S. Federal Reserve would raise U.S. interest rates led to a month-long decline in Gold, which was among the largest short positions in the Managed Futures Fund during that period. As equity markets experienced a mixed reaction to the U.S. Federal Reserve's mid-December interest rate raise, the Fund turned in a positive performance on the heels of sharp selloffs in Heating Oil and WTI Crude Oil. Into the New Year, the Managed Futures Fund established new highs for the Annual Period, before giving back some of the positive performance on a reversal in Metals and Agricultural Commodities. February saw positive performance for the fourth month in a row, as the Fund benefitted greatly from its short positions in Corn, Wheat and Cotton; enough to offset further strength in Gold, as Managed Futures Fund switched from short to long during the month. As equities rallied off February lows, March witnessed the first negative month for the Annual Period, with the Fund incurring losses chiefly on a rebound in the Petroleum sub-sector, and further compounded by a broad rally in Commodities. April and May proved somewhat trendless for the Managed Futures Fund as performance was down only slightly during the two month period amid uncertainty in global markets due to U.S. Federal Reserve policy, Brexit implications and OPEC policy. June began in a positive fashion on strength in Gold and Silver, as the Fund was long both Metals, but yielded some gains to a rally in Cotton and a fall in Corn – both of which went against the fund weightings. With global markets absorbing the impacts of Brexit and the nearing of U.S. Presidential elections, Managed Futures Fund performance was flat through the summer months. In the last month of the Annual Period, the Fund gave back some of its previously accumulated gains, sustaining losses on long positions in Gold and Silver, both of which sold off sharply during October.

The Direxion Indexed CVT Strategy Fund seeks investments results, before fees and expenses, which track the performance of the QES Synthetic Convertible Index. The QES Synthetic Convertible Index seeks to replicate the total return of the U.S. convertible bond market while also providing the potential for added liquidity and transparency and freedom from capital constraints that may impact convertible bond strategies. The QES Synthetic Convertible Index is designed to capture high correlation and similar overall returns to the convertible bond universe by investing in liquid market instruments with comparable characteristics to convertible bonds. During the Annual Period, the QES Synthetic Convertible Index returned 3.70%, while the Direxion Indexed CVT Strategy Fund returned 1.35%.

During the Annual Period the Direxion Indexed CVT Strategy Fund's assets were allocated mostly to high yield and investment grade bonds, and U.S equity indices. The Fund saw steep declines in the first half of the Annual Period, closing down more than 13% by mid-February, mostly because of an 11.4% decline in the S&P 500 Index and a 17.5% decline in the Russell 2000 Index. Poor corporate earnings, slumping commodity prices, and slowing global growth all attributed to early 2016 declines. Equity markets, and in turn the Direxion Indexed CVT Strategy Fund, rallied for the rest of the Annual Period, with the only brief exception being in late June when the UK voted to withdraw from the European Union, triggering fear and uncertainty in both bond and equity markets. The fear did not last, and by the beginning of July both bond and equity markets had recouped all of their losses. The Fund maintained relatively stable equity weights – 20% in large cap and 25%

DIREXION ANNUAL REPORT

in small cap – but saw a noticeable shift in fixed income allocation. The Direxion Indexed CVT Strategy Fund started the Annual Period with high yield accounting for 34% of the portfolio and only 4% allocated to U.S. Treasury 5 Year Notes, but finished with 25% in high yield and 18% in U.S. Treasury 5 Year Notes, indicating a shift to risk-off in fixed income.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric Falkeis Principal Executive Officer	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxioninvestments.com.

An investment in the Funds involves risk, including the possible loss of principal. There is no guarantee the Funds will achieve their objective. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds' investments in a particular industry or sector and can increase volatility over time. Diversification does not ensure a profit nor guarantee against loss. For certain Funds the performance of the portfolio is based upon the price movements of a physical commodity, which may be subject to greater volatility. Certain Funds performance is linked to daily performance of the spot price of the exchange rate in foreign currencies, which can be highly volatile due to political, economic and legal factors the Fund cannot control. The use of derivatives may subject the Funds to market risks that may cause their prices to fluctuate over time and may result in larger losses or smaller gains than investing in other financial instruments. Leverage by the Funds can accelerate the velocity of potential losses. Some Funds use investment techniques that may be considered aggressive and may entail a significantly higher than normal risk. For a detailed explanation of these risks, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1.800.851.0511 or visit www.direxioninvestments.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of October 31, 2016 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total Annual fund operating expense ratios of the Direxion Indexed Commodity Strategy Fund Class A, Direxion Indexed Managed Futures Strategy Fund Class A and Direxion Indexed CVT Strategy Fund is 1.35%, 1.53% and 1.56%, respectively, gross of any fee waivers or expense reimbursements.

The total Annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total Annual operating expense ratios of the Direxion Indexed Commodity Strategy Fund Class A, Direxion Indexed

DIREXION ANNUAL REPORT

Managed Futures Strategy Fund Class A and Direxion Indexed CVT Strategy Fund is 1.26%, 1.45% and 1.35%, respectively. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Adviser has contractually agreed to waive expenses of the Funds through September 1, 2018.

The Auspice Broad Commodity Index aims to capture upward trends in the commodity markets while minimizing risk during downward trends. The index uses a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 commodity futures covering energy, metals, and agriculture. The index incorporates dynamic risk management and contract rolling methods.

The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets while carefully managing risk. The index will use a quantitative methodology to track either long or short positions in a diversified portfolio of 21 exchange traded futures which cover the energy, metal, agricultural, interest rate, and currency sectors. The index incorporates dynamic risk management and contract rolling methods.

The QES Synthetic Convertible Index seeks to replicate the total return of the U.S. convertible bond market while also providing the potential for added liquidity and transparency and freedom from capital constraints that may impact convertible bond strategies.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

DIREXION ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund (Consolidated)

Performance Summary (Unaudited)

Class A3

Institutional Class

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Auspice Broad Commodity Index, the Fund's benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

An up-front sales charge of 5.50% is associated with the purchase of Class A shares of the Fund effective on February 1, 2012.

The Fund may impose a 1.00% redemption fee on Class A and Institutional Class shares redeemed (through sales or exchanges) within 30 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Class A3	5.40%	(6.66)%	(6.19)%	(7.29)%
Class A (with sales charge)[3]	(0.39)%	(8.40)%	(7.25)%	(7.92)%
Auspice Broad Commodity Index	6.77%	(5.44)%	(4.65)%	0.23%
	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Institutional Class	5.74%	(6.44)%	(5.97)%	(7.49)%
Auspice Broad Commodity Index	6.77%	(5.44)%	(4.65)%	1.57%
	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Class C4	4.69%	(7.35)%	(6.87)%	(7.89)%
Auspice Broad Commodity Index	6.77%	(5.44)%	(4.65)%	0.36%

Market Exposure

Investment Type	Percent of Net Assets
Futures Contracts	56.6%
Total Exposure	56.6%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by net assets.

1  Commencement of operations.

2  As of October 31, 2016.

3  On February 1, 2012, the Class A shares converted from Investor Class shares. Effective on February 1, 2012, purchases of Class A shares are charged an up-front sales charge of 5.50%. Prior to February 1, 2012, this up-front sales charge was not charged.

4  These returns do not include the contingent deferred sales charge. Had this sales charge been included sales charge been included the 1 year total return would be 3.64%.

DIREXION ANNUAL REPORT

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Performance Summary (Unaudited)

Class A

Institutional Class

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Auspice Managed Futures Index, the Fund's benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

An up-front sales charge of 5.50% is associated with the purchase of Class A shares of the Fund.

The Fund may impose a 1.00% redemption fee on Class A and Institutional Class shares redeemed (through sales or exchanges) within 30 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Class A	6.97%	1.44%	(0.57)%
Class A (with sales charge)	1.09%	(1.34)%	(8.03)%
Auspice Managed Futures Index	8.45%	3.09%	1.00%
	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Institutional Class	7.22%	1.70%	(0.34)%
Auspice Managed Futures Index	8.45%	3.09%	1.00%
	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Class C3	6.14%	0.66%	(1.33)%
Auspice Managed Futures Index	8.45%	3.09%	1.00%

Market Exposure

Investment Type	Percent of Net Assets
Futures Contracts	(32.5)%
Total Exposure	(32.5)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by net assets.

1  Commencement of operations.

2  As of October 31, 2016.

3  This return does not include the contingent deferred sales charge. Had this sales charge been included the 1 year total return would be 5.08%.

DIREXION ANNUAL REPORT

Direxion Indexed CVT Strategy Fund

Performance Summary

February 5, 20141 - October 31, 2016 (Unaudited)

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the QES Synthetic Convertible Index. The QES Synthetic Convertible Index seeks to replicate the total return of the U.S convertible bond market.

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Indexed CVT Strategy Fund	1.35%	4.13%
QES Synthetic Convertible Index	3.70%	5.76%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the QES Synthetic Convertible Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

Investment Type	Percent of Net Assets
Investment Company	36.9%
Swap Contracts	111.3%
Futures Contracts	0.0%
Total Exposure	148.2%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Expense Example

October 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You will be charged a sales charge of 5.50% as a percentage of the offering price on your purchases of Class A shares of the Fund. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem Class A or Institutional Class shares of the Fund that have been held for less than 90 days. You may be charged a contingent deferred sales charge of 1.00% of the net amount of the redemption if you redeem Class A shares of the Fund within 24 months of purchase and a contingent deferred sales charge of 1.00% on Class C shares of the Fund within 12 months of purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, redemption fees, sales charges (loads), returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT

Expense Example Table

October 31, 2016 (Unaudited)

	Annualized Expense	Beginning Account Value	Ending Account Value	Expenses Paid During
	Ratio	May 1, 2016	October 31, 2016	Period*
Direxion Indexed Commodity Strategy Fund (Consolidated) Class A
Based on actual fund return	1.26%	$1,000.00	$1,003.30	$6.34
Based on hypothetical 5% return	1.26%	1,000.00	1,018.80	6.39
Direxion Indexed Commodity Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.01%	1,000.00	1,004.50	5.09
Based on hypothetical 5% return	1.01%	1,000.00	1,020.06	5.13
Direxion Indexed Commodity Strategy Fund (Consolidated) Class C
Based on actual fund return	2.01%	1,000.00	1,000.00	10.10
Based on hypothetical 5% return	2.01%	1,000.00	1,015.03	10.18
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class A
Based on actual fund return	1.45%	1,000.00	986.40	7.24
Based on hypothetical 5% return	1.45%	1,000.00	1,017.85	7.35
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.20%	1,000.00	987.70	6.00
Based on hypothetical 5% return	1.20%	1,000.00	1,019.10	6.09
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class C
Based on actual fund return	2.20%	1,000.00	982.80	10.96
Based on hypothetical 5% return	2.20%	1,000.00	1,014.08	11.14
Direxion Indexed CVT Strategy Fund Investor Class
Based on actual fund return	2.43%	1,000.00	1,029.30	12.40
Based on hypothetical 5% return	2.43%	1,000.00	1,012.92	12.30

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2016 to October 31, 2016), then divided by 366.

Allocation of Portfolio Holdings

October 31, 2016 (Unaudited)

	Cash*	Investment Companies	Futures	Swaps	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	101%	—	(1)%	—	100%
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	101%	—	(1)%	—	100%
Direxion Indexed CVT Strategy Fund	65%	37%	—	(2)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

DIREXION ANNUAL REPORT

Schedule of Investments

Direxion Indexed Commodity Strategy Fund (Consolidated)

October 31, 2016

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	65,061,704
TOTAL NET ASSETS - 100.0%	$65,061,704

Percentages are stated as a percent of net assets.

(a)  $2,108,623 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2016

Contracts		Unrealized Appreciation/ (Depreciation)
173	Cotton No. 2 Futures (a) Expiring December 2016 (Underlying Face Amount at Market Value $5,956,390)	$294,698
55	Gold Futures (a) Expiring April 2017 (Underlying Face Amount at Market Value $7,041,650)	(317,006)
161	Natural Gas Futures (a) Expiring October 2017 (Underlying Face Amount at Market Value $5,036,080)	75,877
73	NY Harbor Ultra-Low Sulfur Diesel Futures (a) Expiring March 2017 (Underlying Face Amount at Market Value $4,736,663)	(268,956)
54	Silver Futures (a) Expiring December 2016 (Underlying Face Amount at Market Value $4,804,920)	(553,082)
217	Sugar No. 11 Futures (a) Expiring October 2017 (Underlying Face Amount at Market Value $4,897,256)	142,276
86	WTI Crude Oil Futures (a) Expiring September 2017 (Underlying Face Amount at Market Value $4,350,740)	101,158
		$(525,035)

(a)  Contracts held by Direxion CTS Fund. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Schedule of Investments

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

October 31, 2016

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	27,354,820
TOTAL NET ASSETS - 100.0%	$27,354,820

Percentages are stated as a percent of net assets.

(a)  $1,520,900 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2016

Contracts		Unrealized Appreciation/ (Depreciation)
13	Australian Dollar Futures Expiring December 2016 (Underlying Face Amount at Market Value $986,960)	$(4,274)
71	Cotton No. 2 Futures (b) Expiring December 2016 (Underlying Face Amount at Market Value $2,444,530)	126,838
23	Gold Futures (b) Expiring April 2017 (Underlying Face Amount at Market Value $2,944,690)	(132,566)
9	Japanese Yen Futures Expiring December 2016 (Underlying Face Amount at Market Value $1,073,869)	(28,553)
30	NY Harbor Ultra-Low Sulfur Diesel Futures (b) Expiring March 2017 (Underlying Face Amount at Market Value $1,946,574)	(110,529)
65	Natural Gas Futures (b) Expiring October 2017 (Underlying Face Amount at Market Value $2,033,200)	30,631
22	Silver Futures (b) Expiring December 2016 (Underlying Face Amount at Market Value $1,957,560)	(227,122)
89	Sugar No. 11 Futures (b) Expiring October 2017 (Underlying Face Amount at Market Value $2,008,552)	58,353
23	U.S. Dollar Index Futures Expiring December 2016 (Underlying Face Amount at Market Value $2,263,706)	10,655
36	WTI Crude Oil Futures (b) Expiring September 2017 (Underlying Face Amount at Market Value $1,821,240)	42,345
		$(234,222)

Short Futures Contracts

October 31, 2016

Contracts		Unrealized Appreciation/ (Depreciation)
9	British Pound Futures Expiring December 2016 (Underlying Face Amount at Market Value $689,287)	$60,097
22	Canadian Dollar Futures Expiring December 2016 (Underlying Face Amount at Market Value $1,639,550)	41,907
42	Copper Futures (b) Expiring December 2016 (Underlying Face Amount at Market Value $2,315,250)	(27,457)
106	Corn Futures (b) Expiring December 2016 (Underlying Face Amount at Market Value $1,880,175)	(99,772)
15	Euro FX Futures Expiring December 2016 (Underlying Face Amount at Market Value $2,060,063)	(6,806)
28	Gasoline RBOB Futures (b) Expiring March 2017 (Underlying Face Amount at Market Value $1,710,492)	(102,567)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Short Futures Contracts, continued

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

October 31, 2016

Contracts		Unrealized Appreciation/ (Depreciation)
76	Soybean Futures (b) Expiring July 2017 (Underlying Face Amount at Market Value $3,908,300)	$(222,585)
54	U.S. 5 Year T-Note Futures Expiring December 2016 (Underlying Face Amount at Market Value $6,523,031)	(3,577)
30	U.S. 10 Year T-Note Futures Expiring December 2016 (Underlying Face Amount at Market Value $3,888,750)	(2,456)
9	U.S. Long T-Bond Futures Expiring December 2016 (Underlying Face Amount at Market Value $1,464,469)	(4,815)
105	Wheat Futures (b) Expiring March 2017 (Underlying Face Amount at Market Value $2,277,188)	321,696
		$(46,335)

(b)  Contracts held by Direxion MFS Fund. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Schedule of Investments

Direxion Indexed CVT Strategy Fund

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 36.9%
2,903	iShares iBoxx $ High Yield Corporate Bond ETF	$249,716
	TOTAL INVESTMENT COMPANIES (Cost $235,140)	$249,716
SHORT TERM INVESTMENTS - 8.3%
Money Market Funds - 8.3%
56,000	Fidelity Institutional Money Market Funds - Government Portfolio, 0.31% (a)	$56,000
	TOTAL SHORT TERM INVESTMENTS (Cost $56,000) (b)	$56,000
	TOTAL INVESTMENTS (Cost $291,140) - 45.2%	$305,716
	Other Assets in Excess of Liabilities - 54.8%	370,926
	TOTAL NET ASSETS - 100.0%	$676,642

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $56,000.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 3-7 Year Treasury Bond ETF	1,303	$164,215	(0.875)%	2/6/2017	$(604)
Credit Suisse International	iShares Russell 2000 ETF	2,112	257,256	(0.525)%	2/6/2017	(6,704)
Credit Suisse International	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,328	162,078	(0.875)%	2/6/2017	(681)
Credit Suisse International	SPDR S&P 500 ETF Trust	840	181,119	(0.875)%	2/6/2017	(2,131)
			$764,668			$(10,120)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Assets:
Investments, at fair value (Note 2)	$—	$—	$305,716
Cash	63,653,595	26,496,325	397,809
Receivable for Fund shares sold	51,994	52,303	1,091
Receivable for investment securities sold	—	—	6,021
Deposit at broker for futures	2,108,623	1,520,900	—
Due from broker for swaps	—	—	280
Due from broker for futures	—	6	—
Dividends and interest receivable	16,646	7,079	120
Total Assets	65,830,858	28,076,613	711,037
Liabilities:
Payable for Fund shares redeemed	49,916	324,234	18,271
Unrealized depreciation on swaps	—	—	10,120
Due to broker for futures	15,030	—	—
Payable for variation margin	629,961	257,399	—
Accrued investment advisory fees	60,506	23,033	455
Accrued operating services fees	8,942	6,061	212
Accrued distribution expenses	4,799	12,407	132
Payable for dividends reinvested	—	98,659	5,205
Total Liabilities	769,154	721,793	34,395
Net Assets	$65,061,704	$27,354,820	$676,642
Net Assets Consist of:
Capital stock	$62,569,105	$25,693,400	$8,584,238
Undistributed (accumulated) net investment income (loss)	3,017,634	2,004,156	80,109
Undistributed (accumulated) net realized gain (loss)	—	(62,179)	(7,992,161)
Net unrealized appreciation (depreciation) on:
Investments	—	—	14,576
Futures	(525,035)	(280,557)	—
Swaps	—	—	(10,120)
Total Net Assets	$65,061,704	$27,354,820	$676,642
Cost of Investments	$—	$—	$291,140

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities, continued

October 31, 2016

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Class A:
Net assets	$19,799,436	$8,823,326
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,283,695	244,848	N/A
Net asset value, redemption price and offering price per share	$15.42	$36.04	N/A
Institutional Class:
Net assets	$43,476,513	$13,455,084
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,775,662	369,937	N/A
Net asset value, redemption price and offering price per share	$15.66	$36.37	N/A
Class C:
Net assets	$1,785,755	$5,076,410
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	121,259	145,154	N/A
Net asset value, redemption price and offering price per share	$14.73	$34.97	N/A
Investor Class:
Net assets			$676,642
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	N/A	N/A	17,204
Net asset value, redemption price and offering price per share	N/A	N/A	$39.3297

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Investment Income:
Dividend income	$—	$—	$150,100
Interest income	130,080	75,510	2,277
Total investment income	130,080	75,510	152,377
Expenses:
Investment advisory fees	463,701	333,669	40,552
Operating services fees	87,285	87,808	18,925
Distribution expenses — Class A	32,136	24,548	—
Distribution expenses — Class C	19,059	58,467	—
Distribution expenses — Investor Class	—	—	13,518
Total expenses before excise tax	602,181	504,492	72,995
Excise tax (Note 2)	—	59,299	5,668
Less: Reimbursement of expenses from Adviser (Note 4)	—	—	(727)
Net Expenses	602,181	563,791	77,936
Net investment income (loss)	(472,101)	(488,281)	74,441
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	—	—	(1,095,210)
Futures	3,854,813	3,982,709	(7,360)
Swaps	—	—	(811,811)
	3,854,813	3,982,709	(1,914,381)
Change in net unrealized appreciation (depreciation) on:
Investments	—	—	209,192
Futures	(519,445)	(346,194)	2,198
Swaps	—	—	88,033
	(519,445)	(346,194)	299,423
Net realized and unrealized gain (loss) on investments	3,335,368	3,636,515	(1,614,958)
Net increase (decrease) in net assets resulting from operations	$2,863,267	$3,148,234	$(1,540,517)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(472,101)	$(600,690)	$(488,281)	$(1,173,010)
Net realized gain (loss) on investments	3,854,813	(8,244,539)	3,982,709	5,134,690
Change in net unrealized depreciation on investments	(519,445)	(5,590)	(346,194)	(7,575,467)
Net increase (decrease) in net assets resulting from operations	2,863,267	(8,850,819)	3,148,234	(3,613,787)
Distributions to shareholders:
Net investment income:
Class A Shares	—	—	(115,840)	—
Institutional Class Shares	—	—	(213,682)	—
Class C Shares	—	—	(24,658)	—
Net realized gains
Class A Shares	—	—	(516,290)	(126,862)
Institutional Class Shares	—	—	(786,180)	(219,527)
Class C Shares	—	—	(305,319)	(31,125)
Total distributions to shareholders	—	—	(1,961,969)	(377,514)
Capital share transactions:
Total increase (decrease) in net assets from capital share transactions(a)	12,559,934	(3,635,235)	(15,498,967)	(44,100,217)
Total increase (decrease) in net assets	15,423,201	(12,486,054)	(14,312,702)	(48,091,518)
Net assets:
Beginning of year	49,638,503	62,124,557	41,667,522	89,759,040
End of year	$65,061,704	$49,638,503	$27,354,820	$41,667,522
Undistributed (accumulated) net investment income (loss), end of year	$3,017,634	$(490,626)	$2,004,156	$(928,991)

(a)  Summary of capital share transactions is as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)				Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold
Class A Shares	957,870	$14,876,359	322,130	$5,201,123	77,642	$3,061,795	343,682	$14,270,148
Institutional Class Shares	2,350,024	35,022,915	1,696,206	28,528,759	73,439	2,913,634	576,862	24,125,723
Class C Shares	11,113	165,440	17,876	282,336	26,408	1,011,874	68,102	2,742,572
Shares issued in reinvestment of distributions
Class A Shares	—	—	—	—	16,440	592,512	2,827	120,268
Institutional Class Shares	—	—	—	—	26,245	954,529	4,375	187,333
Class C Shares	—	—	—	—	9,044	316,269	704	29,285
Shares redeemed
Class A Shares	(255,240)	(3,858,042)	(404,746)	(6,617,261)	(113,653)	(4,464,819)	(872,955)	(34,176,507)
Institutional Class Shares	(2,207,008)	(33,045,896)	(1,730,222)	(29,332,120)	(436,676)	(17,334,056)	(1,199,690)	(47,916,602)
Class C Shares	(41,778)	(600,842)	(107,366)	(1,698,072)	(66,759)	(2,550,705)	(89,114)	(3,482,437)
Net increase (decrease)	814,981	$12,559,934	(206,122)	$(3,635,235)	(387,870)	$(15,498,967)	(1,165,207)	$(44,100,217)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed CVT Strategy Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in net assets from:
Operations:
Net investment income	$74,441	$604,315
Net realized loss on investments	(1,914,381)	(1,635,985)
Change in net unrealized appreciation (depreciation) on investments	299,423	(2,601,627)
Net decrease in net assets resulting from operations	(1,540,517)	(3,633,297)
Distributions to shareholders:
Net investment income:
Investor Class Shares	(69,075)	(668,672)
Total distributions to shareholders	(69,075)	(668,672)
Capital share transactions:
Total decrease in net assets from capital share transactions(a)	(9,711,190)	(162,623,714)
Total decrease in net assets	(11,320,782)	(166,925,683)
Net assets:
Beginning of year	11,997,424	178,923,107
End of year	$676,642	$11,997,424
Undistributed net investment income, end of year	$80,109	$69,075

(a)  Summary of capital share transactions is as follows:

	Direxion Indexed CVT Strategy Fund
	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Value	Shares	Value
Shares sold
Investor Class Shares	992,501	$42,785,130	5,717,053	$258,748,079
Shares issued in reinvestment of distributions
Investor Class Shares	1,624	63,870	1,278	54,976
Shares redeemed
Investor Class Shares	(1,255,527)	(52,560,190)	(9,453,364)	(421,426,769)
Net decrease	(261,402)	$(9,711,190)	(3,735,033)	$(162,623,714)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

October 31, 2016

Financial Highlights

														RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses	Net Investment Income (Loss) After Expense Reimbursement	Portfolio Turnover Rate[4]
Direxion Indexed Commodity Strategy Fund (Consolidated)
Class A Shares
Year ended October 31, 2016	$14.63	$(0.16)	$0.95	$0.79	$—	$—	$—	$—	$	—[5]	$15.42	5.40%	$19,799	1.26%	1.26%	(1.01)%	0%
Year ended October 31, 2015	17.29	(0.20)	(2.46)	(2.66)	—	—	—	—		—[5]	14.63	(15.38)%	8,499	1.26%	1.26%	(1.24)%	0%
Year ended October 31, 2014	18.96	(0.23)	(1.44)	(1.67)	—	—	—	—		—[5]	17.29	(8.81)%	11,477	1.26%	1.26%	(1.23)%	0%
Year ended October 31, 2013	20.32	(0.24)	(1.12)	(1.36)	—	—	—	—		—[5]	18.96	(6.69)%	39,656	1.26%	1.26%	(1.20)%	0%
Year ended October 31, 2012	21.23	(0.28)	(0.64)	(0.92)	—	—	—	—		0.01	20.32	(4.29)%	37,480	1.42%	1.42%	(1.33)%	0%
Institutional Class Shares
Year ended October 31, 2016	14.81	(0.12)	0.97	0.85	—	—	—	—		—[5]	15.66	5.74%	43,477	1.01%	1.01%	(0.77)%	0%
Year ended October 31, 2015	17.48	(0.16)	(2.51)	(2.67)	—	—	—	—		—[5]	14.81	(15.27)%	39,002	1.01%	1.01%	(0.99)%	0%
Year ended October 31, 2014	19.12	(0.18)	(1.46)	(1.64)	—	—	—	—		—[5]	17.48	(8.58)%	46,602	1.01%	1.01%	(0.99)%	0%
Year ended October 31, 2013	20.44	(0.19)	(1.13)	(1.32)	—	—	—	—		—[5]	19.12	(6.46)%	20,026	1.01%	1.01%	(0.95)%	0%
Year ended October 31, 2012	21.29	(0.21)	(0.64)	(0.85)	—	—	—	—		—[5]	20.44	(3.99)%	14,610	1.09%	1.09%	(1.00)%	0%
Class C Shares
Year ended October 31, 2016	14.07	(0.26)	0.92	0.66	—	—	—	—		—	14.73	4.69%	1,786	2.01%	2.01%	(1.79)%	0%
Year ended October 31, 2015	16.76	(0.31)	(2.38)	(2.69)	—	—	—	—		—	14.07	(16.05)%	2,137	2.01%	2.01%	(1.99)%	0%
Year ended October 31, 2014	18.52	(0.36)	(1.40)	(1.76)	—	—	—	—		—	16.76	(9.50)%	4,046	2.01%	2.01%	(1.98)%	0%
Year ended October 31, 2013	20.00	(0.38)	(1.10)	(1.48)	—	—	—	—		—	18.52	(7.40)%	4,629	2.01%	2.01%	(1.95)%	0%
Year ended October 31, 2012	21.03	(0.41)	(0.62)	(1.03)	—	—	—	—		—	20.00	(4.90)%	4,115	2.08%	2.08%	(1.99)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

October 31, 2016

Financial Highlights

														RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses	Net Investment Income (Loss) After Expense Reimbursement	Portfolio Turnover Rate[4]
Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Class A Shares
Year ended October 31, 2016	$36.26	$(0.55)	$3.07	$2.52	$(0.50)	$(2.24)	$—	$(2.74)	$	—[5]	$36.04	6.97%	$8,823	1.61%	1.61%	(1.39)%	0%
Year ended October 31, 2015	38.73	(0.58)	(1.75)	(2.33)	—	(0.16)	—	(0.16)		0.02	36.26	(6.03)%	9,588	1.45%	1.45%	(1.43)%	0%
Year ended October 31, 2014	37.29	(0.52)	1.96	1.44	—	—	—	—		—[5]	38.73	3.86%	30,629	1.45%	1.45%	(1.42)%	0%
Year ended October 31, 2013	37.94	(0.54)	(0.11)	(0.65)	—	—	—	—		—[5]	37.29	(1.71)%	54,271	1.45%	1.45%	(1.40)%	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.38)	(1.68)	(2.06)	—	—	—	—		—[5]	37.94	(5.15)%	40,588	1.45%	1.45%	(1.32)%	0%
Institutional Class Shares
Year ended October 31, 2016	36.58	(0.47)	3.11	2.64	(0.61)	(2.24)	—	(2.85)		—[5]	36.37	7.22%	13,455	1.38%	1.38%	(1.17)%	0%
Year ended October 31, 2015	38.98	(0.48)	(1.77)	(2.25)	—	(0.16)	—	(0.16)		0.01	36.58	(5.80)%	25,862	1.20%	1.20%	(1.18)%	0%
Year ended October 31, 2014	37.43	(0.43)	1.97	1.54	—	—	—	—		0.01	38.98	4.14%	51,666	1.20%	1.20%	(1.17)%	0%
Year ended October 31, 2013	37.98	(0.44)	(0.12)	(0.56)	—	—	—	—		0.01	37.43	(1.45)%	59,972	1.20%	1.20%	(1.15)%	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.32)	(1.70)	(2.02)	—	—	—	—		—[5]	37.98	(5.05)%	11,355	1.20%	1.20%	(1.08)%	0%
Class C Shares
Year ended October 31, 2016	35.23	(0.82)	2.98	2.16	(0.18)	(2.24)	—	(2.42)		—	34.97	6.14%	5,076	2.36%	2.36%	(2.14)%	0%
Year ended October 31, 2015	37.93	(0.86)	(1.68)	(2.54)	—	(0.16)	—	(0.16)		—	35.23	(6.77)%	6,217	2.20%	2.20%	(2.18)%	0%
Year ended October 31, 2014	36.80	(0.77)	1.90	1.13	—	—	—	—		—	37.93	3.07%	7,464	2.20%	2.20%	(2.17)%	0%
Year ended October 31, 2013	37.72	(0.81)	(0.11)	(0.92)	—	—	—	—		—	36.80	(2.44)%	4,155	2.20%	2.20%	(2.15)%	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.60)	(1.68)	(2.28)	—	—	—	—		—	37.72	(5.70)%	1,560	2.20%	2.20%	(2.07)%	0%
Direxion Indexed CVT Strategy Fund
Investor Class Shares
Year ended October 31, 2016	43.0623	0.5890	(0.0090)	0.5800	(4.3126)	—	—	(4.3126)		—	39.3297	1.35%	677	1.45%	1.44%	1.38%[7]	947%
Year ended October 31, 2015	44.5788	0.3844	(0.8999)	(0.5155)	(1.0010)	—	—	(1.0010)		—	43.0623	(1.11)%	11,997	1.36%	1.36%	0.85%	368%
February 5, 2014[6] to October 31, 2014	40.0000	0.2370	4.3418	4.5788	—	—	—	—		—	44.5788	11.45%	178,923	1.35%	1.27%	0.76%[7]	840%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized. Class C returns do not include the contingent deferred sales charge.

3  For periods of less than one year, these ratios are annualized.

4  Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps, futures contracts and repurchase agreements are deemed short-term securities.

5  Amount is less than $0.005.

6  Commencement of operations.

7  Net investment income (loss) ratio before expense reimbursement for the period ended October 31, 2014 and the year ended October 31, 2016 were 0.68% and 1.37%, respectively.

The accompanying notes are an integral part of these financial statements.

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Direxion Funds

Notes to the Financial Statements

October 31, 2016

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 18 series, of which three are included in this report: Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund and Direxion Indexed CVT Strategy Fund (each a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund offer Class A, Class C and Institutional Class Shares. The Direxion Indexed CVT Strategy Fund offers Investor Class shares. Class A shares are sold by the Funds directly without the services of a financial advisor. A sales load of 5.50% is imposed on purchases of Class A shares. Class C shares are offered primarily by authorized securities brokers and other financial intermediaries. Class C shares may be subject to a contingent deferred sales charge for one year. Institutional Class shares are sold by financial advisers that provide services to the Funds. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Direxion Indexed Commodity Strategy Fund is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion CTS Fund ("CTS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the federal tax requirements applicable to regulated investment companies.

The Direxion Indexed Managed Futures Strategy Fund seeks investment results that track the performance of the Auspice Managed Futures Index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity, currency and financial markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts. The Fund primarily invests in a combination of (long and short) commodity, currency and financial futures directly and/or indirectly primarily through its wholly-owned subsidiary, Direxion MFS Fund ("MFS Fund"), in order to track the returns of the Auspice Managed Futures Index within the limitation of the federal tax requirements applicable to regulated investment companies.

The Direxion Indexed CVT Strategy Fund is managed to track the performance of the QES Synthetic Convertible Index by investing in a combination of securities and/or financial instruments that provide exposure to the Index. The financial instruments in which this Fund may invest include stock index or fixed income futures contracts and swap contracts. The Fund may also invest in exchange-traded funds ("ETFs") and fixed income securities that include U.S. Government investment grade and high yield fixed-income securities, commonly known as "junk bonds". Additionally, the Fund may invest the collateral related to financial instruments in U.S. Government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms to maturity of less than 297 days and have high quality credit profiles.

The Trust has evaluated the structure, objective and activities of the Funds and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

DIREXION ANNUAL REPORT

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern Time ("Valuation Time")), each day the NYSE is open for business. Equity securities and ETFs are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted NAVs on the valuation date. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to the Valuation Time will be used. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with a remaining maturity of 60 days or less at time of purchase and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund's pricing service or, if such services are unavailable, by a pricing matrix method. Securities or swap contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds did not invest in repurchase agreements during the year ended October 31, 2016, and the Funds were not invested in repurchase agreements at October 31, 2016.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a "net basis". Consequently, a Fund's current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund's obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The Direxion Indexed CVT Strategy Fund was invested in equity swap contracts at October 31, 2016, as shown on the Schedule of Investments.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular referenced securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such referenced securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net

DIREXION ANNUAL REPORT

amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities, less the interest paid by the Fund on the notional amount, are recorded as "unrealized appreciation or depreciation on swaps," and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. In certain instances, however, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011 – 11"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement, to recognized derivative instruments accounted for under ASC 815, Derivatives and Hedging.

To better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2016, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following page.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered

DIREXION ANNUAL REPORT

subject to certain circumstances. Such circumstances may include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2016 is detailed in the following table. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Credit Suisse International

		Assets:				Liabilities:
		Gross Amounts not offset in the Statements of Asset and Liabilities				Gross Amounts not offset in the Statements of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount[2]
Direxion Indexed CVT Strategy Fund	$—	$—	$—	$—	$10,120	$—	$10,120[1]	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were invested in futures contracts during the year ended October 31, 2016, as shown in the Schedules of Investments.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the year ended October 31, 2016.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S. and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

g) Basis for Consolidation – The Direxion Indexed Commodity Strategy Fund may invest up to 25% of its total assets in the CTS Fund. The CTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the

DIREXION ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund. The CTS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Indexed Commodity Strategy Fund consistent with the Direxion Indexed Commodity Strategy Fund's investment objectives and policies specified in its prospectus and statement of additional information. As of October 31, 2016, the net assets of the Direxion Indexed Commodity Strategy Fund were $65,061,704, of which $2,951,385, or approximately 4.54%, represented the Direxion Indexed Commodity Strategy Fund's ownership of all issued shares and voting rights of the CTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Indexed Managed Futures Strategy Fund may invest up to 25% of its total assets in the MFS Fund. The MFS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Managed Futures Strategy Fund. The MFS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Managed Futures Strategy Fund consistent with the Direxion Indexed Managed Futures Strategy Fund's investment objectives and policies specified in its prospectus and statement of additional information. As of October 31, 2016, net assets of the Direxion Indexed Managed Futures Strategy Fund were $27,354,820, of which $8,126,853, or approximately 29.71%, represented the Direxion Indexed Managed Futures Strategy Fund's ownership of all issued shares and voting rights of the MFS Fund. This limit exceeded 25% due to reasons permissible pursuant to Internal Revenue Code 851(d). All intercompany balances, revenues and expenses have been eliminated in consolidation.

h) Risks of Investing Commodity-Linked Derivatives – Both the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund, through their investments in their subsidiaries, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives were held during the year ended October 31, 2016.

i) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

j) Investments in Other Investment Companies – A Fund may invest in another ETF or mutual fund collectively defined as "investment companies". As a result, Fund shareholders indirectly bear the Fund's proportionate share of fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. These costs are disclosed in the Fund's prospectus as Acquired Fund Fees and Expenses. Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

k) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company. Therefore, no provision for federal income taxes has been made. The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Direxion Indexed Managed Futures Strategy Fund and Direxion Indexed CVT Strategy Fund paid excise taxes in the year ending October 31, 2016.

l) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, and dividends received from money market funds, recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For an additional discussion on expenses, refer to Note 4. Income and expenses are allocated to each class of shares based upon relative net assets.

DIREXION ANNUAL REPORT

m) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the years ended October 31, 2016 and October 31, 2015, were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Distributions paid from:
Ordinary Income	$—	$—	$397,431	$—
Long-Term Capital Gains	—	—	1,564,538	377,514
Total Distributions paid	$—	$—	$1,961,969	$377,514
			Direxion Indexed CVT Strategy Fund
			Year Ended October 31, 2016	Year Ended October 31, 2015
Distributions paid from:
Ordinary Income			$69,075	$668,672
Long-Term Capital Gains			—	—
Total Distributions paid			$69,075	$668,672

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2016. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of October 31, 2016, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Indexed Direxion Indexed Commodity Strategy Fund (Consolidated)	Managed Futures Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Tax cost of investments	$—	$—	$298,486
Gross unrealized appreciation	—	—	16,866
Gross unrealized depreciation	—	—	(9,636)
Net unrealized appreciation/(depreciation)	$—	$—	$7,230
Undistributed ordinary income	2,372,641	1,826,232	80,109
Undistributed long-term capital gain	—	—	—
Total distributable earnings	2,372,641	1,826,232	80,109
Other accumulated gain/(loss)	119,958	(164,812)	(7,994,935)
Total accumulated earnings/(loss)	$2,492,599	$1,661,420	$(7,907,596)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carry forwards, qualified late year loss deferrals and/or unrealized gain/(loss) on derivative positions.

DIREXION ANNUAL REPORT

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income (loss) and net realized gains and losses under GAAP and tax reporting:

	Net Investment Income (Loss)	Net Realized Gain (Loss)	Capital Stock
Direxion Indexed Commodity Strategy Fund (Consolidated)	$3,980,361	$(3,854,813)	$(125,548)
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	3,775,608	(4,084,482)	308,874
Direxion Indexed CVT Strategy Fund	5,668	—	(5,668)

Net investment income (loss) and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income (loss) and net realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to nondeductible excise taxes paid and investments in subsidiaries.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2016. For the year ended October 31, 2016, the Funds did not defer any qualified late year losses.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

At October 31, 2016, the following Funds had capital loss carry forwards on a tax basis of:

	ST	LT	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—	—
Direxion Indexed CVT Strategy Fund	7,156,308	828,286	7,984,594

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial position or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2016, open Federal and state income tax years include the tax years ended October 31, 2013 through October 31, 2016. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIREXION ANNUAL REPORT

3.  INVESTMENT TRANSACTIONS

During the year ended October 31, 2016, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Purchases	Sales
Direxion Indexed Commodity Strategy Fund (Consolidtated)	$—	$—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—
Direxion Indexed CVT Strategy Fund	17,004,425	20,604,477

The Funds had no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2016.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund's average daily net assets at the annual rates presented below:

Direxion Indexed Commodity Strategy Fund (Consolidated)	0.85%
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	0.95%
Direxion Indexed CVT Strategy Fund	0.75%

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the "Agreement") with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-today operations of the Funds through September 1, 2018.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the daily average net assets of each Fund and the below amounts:

Direxion Indexed Commodity Strategy Fund (Consolidated)	0.16%
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	0.25%
Direxion Indexed CVT Strategy Fund	0.35%

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets. The Investor Class and Class A shares of the Funds currently pay a 12b-1 fee of 0.25% of the Funds' Class A average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. The Class C shares of the Funds currently pay a 12b-1 fee of 1.00% of the Funds' Class C average daily net assets. The Institutional Class shares of the Funds do not pay a 12b-1 fee.

The Adviser voluntarily reimbursed expenses in the following Fund:

Fund	Expenses Reimbursed
Direxion Indexed CVT Strategy Fund	$727

These voluntarily reimbursements were made so that the Fund could more closely track the performance of its respective benchmark. The reimbursement is reflected on the Statements of Operations as Reimbursement of expenses from Adviser and the effect of the reimbursement is presented on the Financial Highlights.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

DIREXION ANNUAL REPORT

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the credit risk associated with investing in those financial instruments.

The follow is a summary of the inputs used to value the Funds' investments as of October 31, 2016:

	Direxion Indexed Commodity Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$(525,035)	$—	$—	$(525,035)
	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$(280,557)	$—	$—	$(280,557)
	Direxion Indexed CVT Strategy Fund
	Level 1	Level 2	Level 3	Total
Investment Companies-Fixed Income	$249,716	$—	$—	$249,716
Short Term Investments	56,000	—	—	56,000
Other Financial Instruments*	—	(10,120)	—	(10,120)

For further detail on each asset class, see Schedules of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the year ended October 31, 2016. There were no Level 3 securities held by the Funds during the year ended October 31, 2016. It is the Funds' policy to recognize transfers into Level 3 at the value as of the beginning of the period.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

DIREXION ANNUAL REPORT

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2016, the Funds were invested in swap contracts and futures contracts.

At October 31, 2016, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives
		Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$614,009	$—	$—	$—	$—	$614,009
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	579,863	—	112,659	—	—	692,522
Liability derivatives
		Risk	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$1,139,044	$—	$—	$—	$—	$1,139,044
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	922,598	—	39,633	—	10,848	973,079
Direxion Indexed CVT Strategy Fund	Swap contracts[1]	—	(681)	—	(8,835)	(604)	(10,120)

1  Statements of Assets and Liabilities location: Unrealized depreciation on swaps.

*  Cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

DIREXION ANNUAL REPORT

Transactions in derivative instruments during the year ended October 31, 2016, by primary risk, were as follows:

		Risk	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Net realized gain (loss)[1] Futures contracts	$3,854,813	$—	$—	$—	$—	$3,854,813
	Change in net unrealized appreciation (depreciation)[2] Futures contracts	(519,445)	—	—	—	—	(519,445)
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Net realized gain (loss)[1] Futures contracts	4,091,145	—	(345,367)	—	236,931	3,982,709
	Change in net unrealized appreciation (depreciation)[2] Futures contracts	(546,098)	—	229,617	—	(29,713)	(346,194)
Direxion Indexed CVT Strategy Fund	Net realized gain (loss)[1] Futures contracts	—	—	—	—	(7,360)	(7,360)
	Swap contracts	—	17,005	—	(828,760)	(56)	(811,811)
	Change in net unrealized appreciation (depreciation)[2] Futures contracts	—	—	—	—	2,198	2,198
	Swap contracts	—	(33,651)	—	122,008	(324)	88,033

1  Statements of Operations location: Net realized gain (loss) on futures and swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on futures and swap contracts.

For the year ended October 31, 2016, the average volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amount
	Long Equity Swaps Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$25,498,245	$—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	24,593,967	28,260,851
Direxion Indexed CVT Strategy Fund	2,270,497	168,122	—

The Direxion Indexed Commodity Strategy Fund uses future contracts in order to meet its investment objective of seeking results that track the performance of the Auspice Broad Commodity Index through investments in futures contracts. The Direxion Indexed Managed Futures Strategy Fund uses futures contracts in order to meet its investment objective of seeking results that track the performance of the Auspice Managed Futures Index. The Direxion Indexed CVT Strategy Fund uses its investments in derivatives in order to meet its investment objective of seeking results that track the performance of the QES Synthetic Convertible Index.

DIREXION ANNUAL REPORT

7.  SUBSEQUENT EVENTS

The Funds follow authoritative standards of accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before the financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Board of Trustees of the Trust appointed Kent Barnes to serve as the Chief Compliance Officer ("CCO") of the Trust effective December 1, 2016. All references to Angela Brickl as CCO of the Trust appearing in this report are hereby replaced with Mr. Barnes to reflect this change.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Kent Barnes Age: 48	Chief Compliance Officer	One Year; Since 2016	Director of Compliance, since April 2016, Rafferty Asset Management, LLC; formerly, General Counsel – Alternative Investments, USBFS (2006 – 2016)	N/A	N/A

The Funds have evaluated subsequent events through the issuance of the Funds' financial statements and have determined there is no impact to the Funds' financial statements.

DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

October 31, 2016

The Board of Trustees and Shareholders of Direxion Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Indexed Commodity Strategy Fund (Consolidated), Direxion Indexed Managed Futures Strategy Fund (Consolidated), and Direxion Indexed CVT Strategy Fund ((three of the series of Direxion Funds) (the "Funds")) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Direxion Funds at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2016

DIREXION ANNUAL REPORT

Direxion Funds

Supplemental Information (Unaudited)

For the period ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was 31.73% for Direxion Indexed CVT Strategy Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended October 31, 2016 was 100% for Direxion Indexed CVT Strategy Fund.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approvals (Unaudited)

October 31, 2016

The Board of Trustees (the "Board") of the Direxion Funds (the "Direxion Trust") is required under the Investment Company Act of 1940, as amended, (the "1940 Act") to annually approve the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC ("Rafferty") and the Direxion Funds (the "Trust"), on behalf of the Direxion Indexed Commodity Strategy Fund (the "Commodity Fund"), Direxion Indexed Managed Futures Strategy Fund (the "Managed Futures Fund"), and Direxion Indexed CVT Strategy Fund (the "CVT Fund"), each a series of the Trust. Each series of the Direxion Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 22-23, 2016, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Advisor's representatives and Fund management in an executive session held on August 9, 2016. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Advisor provided, information that the Board and Advisor believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor ;

•  The level of attention required by Advisor due to the frequent and large trading activity in the Funds;

•  The Advisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees paid to the Advisor and an evaluation of the Operating Services Fee arrangement;

•  Performance information for prior periods;

•  Comparative industry fee data;

•  Information regarding the financial condition of the Advisor;

•  Information regarding how the Advisor monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that they had also received information relevant to their consideration throughout the year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability of the advisory business to Advisor; (4) the extent to which economies of scale might be realized as the Funds grow; (5) whether fee levels reflect these economies of scale, if any, for the benefit of any Fund's shareholders; (6) comparisons of services and fees with contracts entered into by Advisor, with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Advisor from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisor's, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor under the Agreement and noted there would be no significant differences

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approvals (Unaudited)

October 31, 2016

between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered: (1) the Advisor's success in achieving each Funds' investment objective; (2) the specialized skills needed to trade complex financial instruments; (3) for the CVT Fund, information regarding the selection of swap counterparties and the favorable terms of derivatives transactions that the Advisor is able to negotiate with swap counterparties on behalf of the CVT Fund; and (4) the size, professional experience and skills of the Advisor's portfolio management staff. The Board considered that Advisor oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services to be provided under the Agreement were fair and reasonable and could benefit shareholders.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of the investment advisory services provided by the Advisor. In this regard, the Board also considered the ability of investors independently to achieve the investment objective of any of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be extremely difficult for an investor independently to implement any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by USBancorp Fund Services, LLC ("USBFS") at the direction of the Advisor, using data provided by Morningstar, Inc. ("Morningstar"), to compare the Funds' actual advisory fees, operating service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. The Board considered, however, that to establish the Peer Group, the Advisor and USBFS used the same methodology as in 2015, when the methodology was recommended by an independent consultant retained by the Board to review and advise it on Peer Group construction.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees for each Fund and each Peer Group fund. The Board considered that the Advisor had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Services Agreement. The Board noted that generally each Fund's Advisory fee rate and the net expense ratio less Rule 12b-1 fees were equal to or less than the Peer Group median and average for the same categories.

Based on its review, the Board determined that the proposed advisory fee rates for each Fund under the Agreement were reasonable in relation to the nature and quality of the services provided by the Advisor.

Performance of the Funds. The Board considered the performance information for each Fund and compared it to the total return performance of funds included in its respective peer summary, focusing on the year-to-date, one-year, and/or three-year and five-year performance of each Fund and its Peer Group. The Board also evaluated the performance of each Fund relative to the returns of the Peer Group for the year-to-date and one-year periods ended June 30, 2016. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approvals (Unaudited)

October 31, 2016

The Board noted for the period ended June 30, 2016, the Commodity Fund performed better than its peers for all periods presented except the year-to-date period and the CVT Fund performed better than its peers for all period presented while the Managed Futures Fund has struggled to outperform its peers.

Costs of Services Provided to the Funds and Profits Realized by the Advisor. The Board reviewed information about the profitability of the Advisor based on the fee rates payable under the Agreement. This included a review of information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor. The Board considered information regarding the Advisor's profit margin as reflected in the Advisor's profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor under the Agreement was not excessive in light of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds' net assets. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted by the Funds, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, an addition of breakpoints was not necessary at this time. The Board noted that it will continue to monitor fees and expenses as the Funds grow in size and assess whether fee breakpoints may be warranted.

Other Benefits. The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Funds. Such benefits may include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to the Advisor were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Agreements was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999 – present.	142	None.
Eric W. Falkeis(2) Age: 42	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	142	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 75	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	142
					Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	142	None.
Jacob C. Gaffey Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	142	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999 – present.	142	N/A
Eric W. Falkeis(2) Age: 42	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).
Patrick J. Rudnick Age: 43	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
			Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006 – 2013); formerly, Manager, PricewaterhouseCoopers LLP (1999 – 2006).	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 40	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel, since October 2010, and Chief Compliance Officer, since September 2012, Rafferty Asset Management LLC.	N/A	N/A

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

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ANNUAL REPORT OCTOBER 31, 2016

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of ASC 740 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.  The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$102,915	$70,750
Audit-Related Fees	—	—
Tax Fees	17,535	17,190
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last  year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/30/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/30/16

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	12/30/16